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                       NATIONS VARIABLE ANNUITY SERIES II
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED FEBRUARY 7, 2001
                    TO THE PROSPECTUS DATED JANUARY 26, 2001

The following is added to the section entitled "The Funds" immediately after the first paragraph:

Special meetings of shareholders of the portfolios of the Nations Annuity Trust will be held in the spring of 2001 to seek approvals relating to certain changes to the portfolios. These changes include changes to the name, investment objective, principal investment strategies and risks, portfolio advisory fees, and investment sub-advisers of the portfolios. If approved, these changes are anticipated to become effective as of May 1, 2001. These changes will affect the following Sub-Accounts of your Contract:

-  Nations Balanced Assets Portfolio Sub-Account
-  Nations Aggressive Growth Portfolio Sub-Account
-  Nations International Growth Portfolio Sub-Account
-  Nations Managed Index Portfolio Sub-Account
-  Nations SmallCap Index Portfolio Sub-Account

For more information relating to these anticipated changes, you should read the Supplement dated December 29, 2000 to the Prospectus for the Nations Annuity Trust dated May 1, 2000.







333-69489
HV-2938